IDS Life Series Fund

1997 ANNUAL REPORT
(PROSPECTUS INCLUDED)

(Icon of) The planet Saturn

Offers six portfolios with separate goals and objectives to provide investment flexibility for Variable Life Insurance Policies.

AMERICAN
EXPRESS
Financial
Advisors

Managed by IDS Life Insurance Company
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PAGE 2
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the portfolios performed.

The prospectus, which is bound with this annual report, describes the portfolios in detail.

See page 2 of the prospectus for a detailed table of contents.

1997 annual report

From the president                                  3

Equity Portfolio                                    4
From the portfolio manager                          4
Ten largest holdings                                5
Long-term performance                               6

Income Portfolio                                    7
From the portfolio manager                          7
Ten largest holdings                                8
Long-term performance                               9

Money Market Portfolio                             10
From the portfolio manager                         10

Managed Portfolio                                  11
From the portfolio managers                        11
Ten largest holdings                               12
Long-term performance                              13

Government Securities Portfolio                    14
From the portfolio manager                         14
Long-term performance                              15

International Equity Portfolio                     16
From the portfolio manager                         16
Ten largest holdings                               17
Long-term performance                              18

All portfolios                                     19
Independent auditors' report                       19
Financial statements                               20
Notes to financial statements                      27
Investments in securities                          35

1997 prospectus

The fund in brief                                   3p
Performance                                         5p
Investment policies and risks                      16p
How to invest, transfer or redeem shares           25p
Distributions and taxes                            26p
How the fund is organized                          27p
About IDS Life and American
Express Financial Corporation                      31p

(This annual report is not part of the prospectus.)

PAGE 3
To our policyowners

(Photo of) Richard W. Kling, President

From the president

Diversification and balance continue to be vital elements in a financial strategy. These elements are provided by combining the six investment options of IDS Life Series Fund with life insurance protection.

You can allocate your policy's value among these portfolios.
However, it should be noted that the six investment options may not be available under all policies. For example, the International
Equity Portfolio is available only to purchasers of Flexible
Premium Variable Life Insurance (Variable Universal Life and
Variable Second-to-Die) policies.

In their comments on the following pages, the funds' portfolio managers review the past fiscal year, which ran from May 1996 through April 1997.

Sincerely,

Richard W. Kling
President
IDS Life Series Fund, Inc.

(This annual report is not part of the prospectus.)

PAGE 4
Equity Portfolio

(Photo of) Louis Giglio, Portfolio manager

From the portfolio manager

Growth stocks were on a roller-coaster ride during the past fiscal year, driven largely by swings in long-term interest rates.
Ultimately, for the 12 months from May 1996 through April 1997, the portfolio's total return was (3.66)%. (This figure does not reflect expenses that apply to the variable subaccounts or to the policy.)

The period got off to a strong start, as growth stocks continued to flourish in an environment of moderate inflation and steady economic growth. But the summer brought a slight upturn in long-term interest rates, which took a heavy toll on growth stocks, especially those of formerly high-flying technology issues. By the time the market settled down, the portfolio's loss had climbed into double digits.

Nevertheless, and true to their often-volatile nature, growth stocks staged an impressive comeback during August and September that largely made up much of the mid-summer decline. They continued to chug along nicely over the next four months, only to hit another deep pothole in February and March, again created by a spike in interest rates.

The portfolio's largest investment exposure (between 35% and 50%) during the 12 months was to consumer stocks, including those of health care and retailing companies. Technology stocks, most of which are computer-related, comprised the next-largest exposure, followed by stocks of financial services companies, including brokerage houses and banks. Complementing these longtime staples of the portfolio were energy-related stocks, particularly natural gas, which I added last fall and which provided a nice performance boost at that time. As the prospects for those stocks weakened over the winter, I eliminated that exposure.

Although the stock market showed some signs of renewed vigor as the fiscal year drew to a close, I think the investment environment will remain unsettled until the interest-rate picture becomes clearer. That could take some months to resolve, as it appears that the Federal Reserve may periodically raise short-term interest rates to ensure that inflation doesn't get out of control. In the meantime, I will continue to focus on stocks of well-managed companies with above-average earnings growth.

Louis Giglio

(This annual report is not part of the prospectus.)

PAGE 5

The Portfolio's ten largest holdings

      Equity Portfolio

                                              Percent                     Value
                               Portfolio's net assets)    (as of April 30, 1997)
       Ascend Communications                     2.08%               $11,437,500

       HBO & Co                                  2.06                 11,342,000

       Sterling Commerce                         1.69                  9,315,000

       Safeway                                   1.62                  8,952,891

       Tyco Intl                                 1.55                  8,540,000

       McAfee Associates                         1.18                  6,522,750

       Computer Sciences                         1.13                  6,250,000

       Praxair                                   1.12                  6,195,000

       United Waste Systems                      1.05                  5,771,250

       Dollar General                            1.02                  5,645,062

The ten holdings listed here make up 14.50% of the Portfolio's net assets


(This annual report is not part of the prospectus.)

PAGE 6
The portfolio's long-term performance

Equity Portfolio

How your $10,000 has grown in Equity Portfolio



$40,000

                                                            $34,681
                                                   Equity Portfolio

                                                   S&P 500
$30,000


$20,000                              Lipper Growth
                               & Income Fund Index


$10,000

'87   '88    '89   '90   '91   '92    '93   '94    '95    '96   '97

Average annual total return
(as of April 30, 1997)

                      1 year    5 years    10 years
                      -3.66%    +15.97%    +13.23%

On the chart above you can see how the portfolio's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Growth & Income Fund Index.

Standard & Poor's Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the fund invests.

Lipper Growth & Income Fund Index, published by Lipper Analytical
Services, Inc., includes 30 funds that are generally similar to this fund, although some funds in the index may have somewhat different investment policies or objectives.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

(This annual report is not part of the prospectus.)

PAGE 7
To our policyowners

Income Portfolio

(Photo of) Lorraine R. Hart, Portfolio manager

From the portfolio manager

Despite a slump in the bond market early in 1997, Income Portfolio provided policy owners with positive results during the past fiscal year. For the 12 months from May 1996 through April 1997, the portfolio's total return was 8.05%. (The figure does not reflect expenses that apply to the variable subaccounts or to the policy.)

The beginning of the period coincided with a return to a calm environment for bonds, which had been battered by a run-up in long-term interest rates in the opening months of 1996. After an uneventful summer, the bond market, reassured that the Federal Reserve still found inflation tame enough not to require a hike in short-term interest rates, began mounting a meaningful advance. To the portfolio's benefit, the market sustained its forward momentum through October, as long-term interest rates came down.

The positive tone of the market was short-lived, however, as inflation fears mounted over the winter, sending long-term interest rates higher and bond prices lower. By the time the Federal
Reserve got around to raising short-term rates in late March, most of the damage to the bond market had already been done.

As is usually the case, the bulk of this portfolio was invested in three bond sectors during the fiscal year: bonds issued by the U.S. Treasury, bonds issued by U.S. corporations and mortgage-backed bonds, which are issued by federal government agencies such as Fannie Mae and Ginnie Mae. The latter group, which comprised about a third of assets, was the portfolio's largest investment exposure over the period.

The most important change to the portfolio was a substantial reduction in duration, a function of the average maturity of investments that determines how sensitive the portfolio is to interest-rate changes. In this case, over the winter I substantially reduced the duration, which helped buffer the portfolio against the rise in long-term interest rates. In addition, I reduced holdings of U.S. Treasury bonds, whose values are especially vulnerable to an increase in interest rates. Concurrently, I increased the exposure to corporate bonds and allowed the cash reserves to build up -- again, to limit the price erosion caused by the rate rise.

Given my outlook for somewhat higher interest rates as 1997 progresses, I am maintaining a conservative approach in the current fiscal year. Once it becomes clear that the Federal Reserve believes no more rate increases are needed to keep inflation at bay, I expect to position the portfolio more aggressively.

Lorraine R. Hart

(This annual report is not part of the prospectus.)

PAGE 8

The Portfolio's ten largest holdings

      Income Portfolio



                                              Percent                     Value
                           (of Portfolio's net assets)    (as of April 30, 1997)
    Schuller Intl Group                           .83%                  $551,250
    10.875% 2004

    Noble Drilling                                .80                    531,875
    9.125% 2006

    Govt of Poland PDI Euro                       .79                    528,938
    4.00% 2014

    Parker & Parsley Petroleum                    .79                    525,710
    8.25% 2007

    Gulf Canada Resources                         .79                    525,000
    9.625% 2005

    Kroger                                        .77                    516,250
    8.15% 2006

    Long Island Lighting                          .77                    515,290
    8.625% 2004

    Oryx Energy                                   .77                    512,045
    8.125% 2005

    Ras Laffan Gas                                .76                    510,140
    8.29% 2014

    Ryerson Tull                                  .76                    509,375
    8.50% 2001

    Excludes U.S. Treasury and mortgage-backed securities.

The ten holdings listed here make up 7.83% of the Portfolio's net assets


(This annual report is not part of the prospectus.)

PAGE 9
The portfolio's long-term performance

Income Portfolio

How your $10,000 has grown in Income Portfolio


                                                            $22,471
$20,000                                                      Income
                                                          Portfolio

                     Lehman Aggregate
                           Bond Index

$10,000



'87   '88    '89    '90   '91   '92   '93    '94   '95    '96   '97

Average annual total return
(as of April 30, 1997)

                      1 year    5 years    10 years
                      +8.05%    +8.69%     +8.43%

On the chart above you can see how the portfolio's total return compared to a widely cited performance measure, the Lehman
Aggregate Bond Index.

The Lehman Aggregate Bond Index is made up of a representative list of government and corporate bonds as well as asset-backed securities and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Income Portfolio.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

(This annual report is not part of the prospectus.)

PAGE 10
To our policyowners

Money Market Portfolio

(Photo of) Terry Fettig, Portfolio manager

From the portfolio manager

Short-term interest rates rose moderately overall during the past fiscal year (May 1996 through April 1997), resulting in a 12-month yield on the portfolio of 4.86%. The net asset value remained at $1 per share during the period. (An investment in the portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1 per share.)

Signs of a strengthening economy had already begun to surface when the period began last May. Because higher inflation is typically associated with greater economic growth, short-term interest rates started edging up. Although subsequent data revealed inflation not to be on the rise, rates crept modestly higher through the summer months, without any action by the Federal Reserve Board.

Following an uneventful fall and winter, indications that the economy might be picking up steam began to surface. Although the inflation data remained benign, the Federal Reserve evidently decided that economic strength had reached the point where inflation pressures could soon build up and, in March, raised short-term interest rates.

During the 12 months, I varied the average maturity of the portfolio's investments slightly, reducing it when interest rates were rising and lengthening it when rates were falling. This strategy allows me to add higher-yielding securities as they become available when rates rise, while helping maintain the portfolio's yield when rates decline.

At this writing (mid-May), the latest data show stronger-than-expected economic growth. Should that continue, I think it's likely that the Federal Reserve will push short-term rates higher in the months ahead. Given that outlook, I am maintaining a shorter-than-average maturity in the portfolio to facilitate the addition of higher-yielding investments as they become available.

Terry Fettig

(This annual report is not part of the prospectus.)

PAGE 11
To our policyowners

Managed Portfolio

(Photo of) Anne Obermeyer, Portfolio manager
(Photo of) Scott Schroepfer, Portfolio manager

From the portfolio managers

Despite considerable volatility in the stock and bond markets, Managed Portfolio generated a double-digit return during the past fiscal year -- May 1996 through April 1997. For the 12 months, policy owners realized a gain of 12.46%. (This figure does not reflect expenses that apply to the variable subaccounts or to the policy.)

A mostly positive environment for stocks and bonds continued during the first several months of the period, as a low rate of inflation, moderate economic growth, relatively stable interest rates and generally good corporate profits provided a solid investment foundation. The portfolio responded well to those factors, generating positive results through the summer, save last July. A fall rally by stocks and bonds more than made up for that downturn, however.

The new year brought considerable change. Stocks continued their advance until mid-February, while bonds began losing ground from the outset. By mid-March, stocks, too, were in retreat. But, with the remarkable resilience they've shown in recent years, stocks rebounded sharply in the final two weeks of the period.

Most of the stocks we owned were of the large, blue chip variety, but we did add some names in the mid-size category. Overall, however, we reduced the total number of stock holdings to what we believe is a more manageable size. While we kept the portfolio well-diversified by industry, the majority of stock holdings fell into five sectors: health care, technology, retailing, financial services and energy. Consistent with the portfolio's relatively conservative investment style, the majority of the bond investments were in high-quality securities issued by the U.S. government and U.S. corporations.

We made only minor changes to the portfolio during the period.
Over the winter, we reduced the duration of the bond holdings, a strategy designed to make them less vulnerable to price declines in an environment of rising interest rates.

We also trimmed our holdings of financial stocks and stocks that experienced strong run-ups (many of them in the technology arena), which also might be vulnerable to rising rates. On the other hand, we added more energy and leisure-related stocks. After the close of the period, we began letting cash build up, again to provide a cushion should rates rise further. All in all, it's a portfolio structured for ongoing volatility in stocks and bonds.

Anne Obermeyer

Scott Schroepfer

(This annual report is not part of the prospectus.)

PAGE 12

The Portfolio's ten largest holdings

      Managed Portfolio

                                                   Percent                     Value
                                (of Portfolio's net assets)     (as of Apr. 30, 1997)
       Emerson Electric                               1.48%                $6,090,000

       Tyco Intl                                      1.31                  5,386,300

       Revlon Worldwide
       6.25% 1998                                     1.15                  4,731,250

       Rite Aid                                       1.12                  4,600,000

       Merck                                          1.08                  4,434,500

       Telecomunicacoes Brasileiras-Telebras ADR      1.08                  4,417,875

       Praxair                                        1.00                  4,130,000

       Service Corp Intl                              1.00                  4,110,000

       Advanced Fibre Communications                  0.97                  3,987,500

       Washington Mutual                              0.95                  3,885,812

       Excludes U.S. Treasury and mortgage-backed securities.

The ten holdings listed here make up 11.14% of the Portfolio's net assets


(This annual report is not part of the prospectus.)

PAGE 13
The portfolio's long-term performance

Managed Portfolio

How your $10,000 has grown in Managed Portfolio


$40,000

                                                            $34,784
                                                            Managed
                                                          Portfolio

                                                    S&P 500
$30,000


$20,000
                            Lipper Balanced
                                 Fund Index

$10,000


'87   '88   '89    '90   '91   '92   '93    '94    '95    '96   '97

Average annual total return
(as of April 30, 1997)

                       1 year    5 years    10 years
                       +12.46%   +13.38%    +13.26%

On the chart above you can see how the portfolio's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Balanced Fund Index.

Standard & Poor's Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the fund invests.

Lipper Balanced Fund Index, published by Lipper Analytical
Services, Inc., includes 10 funds that are generally similar to the fund, although some funds in the index may have somewhat different investment policies or objectives.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

(This annual report is not part of the prospectus.)

PAGE 14
To our policyowners

Government Securities Portfolio

(Photo of) James W. Snyder, Portfolio manager

From the portfolio manager

Periodic rises in interest rates made for an unsettled bond market during the past fiscal year -- May 1996 through April 1997. Still, thanks to appropriate shifts in structure, the Portfolio weathered the conditions well, generating a total return of 5.82% for policy owners over the 12 months. (This figure does not reflect expenses that apply to the variable subaccounts or to the policy.)

The period began with the bond market in limbo, as investors couldn't reach a consensus regarding the underlying strength of the economy and, in turn, the outlook for inflation and interest rates. By September, a prevailing view finally emerged: The economy was not too strong, and higher inflation was not imminent. Buoyed by an ongoing "hands-off" policy by the Federal Reserve on short-term interest rates, bonds staged an impressive fall rally.

From that point, though, the bond market began to lose momentum. Although the inflation data had yet to prove threatening, better-than-expected economic growth planted seeds of doubt in investors' minds. The result was that interest rates, with still no action on the part of the Fed, crept higher over the winter. Bonds, whose prices move in the opposite direction of interest rates, declined accordingly. By the time the Fed actually did raise short-term rates in late March, the bulk of the erosion in the bond market had already occurred. Relief came quickly, though, as an April rally, sparked by a surprisingly tame inflation report, concluded the period on an up note.

As for the Portfolio, it gained ground along with the market last fall. Prior to that, I increased investments in U.S. Treasury bonds, which enjoyed above-average appreciation and thereby enhanced Portfolio performance. During the ensuing months, I gradually reduced the exposure to "Treasury's," which experienced a considerable decline as interest rates rose. Concurrently, I built up investments in mortgage-backed securities, whose values are less affected by rate fluctuations. Furthermore, I reduced the Portfolio's duration -- a function of the average maturity of the investments that also determines how sensitive the value of the Portfolio is to interest rate ups and downs.

I am maintaining a conservative investment strategy in this new fiscal year, based on my expectation that the Federal Reserve will push interest rates still higher this year. As before, this means an emphasis on investment income rather than potential price appreciation.

James W. Snyder

(This annual report is not part of the prospectus.)

PAGE 15
The portfolio's long-term performance

Government Securities Portfolio

How your $10,000 has grown in Government Securities Portfolio


$20,000                                                     $20,779
                                                         Government
                                               Securities Portfolio


             Merrill Lynch 1-3 yr.
                  Government Index

$10,000


'87   '88   '89    '90    '91   '92   '93   '94    '95    '96   '97

Average annual total return
(as of April 30, 1997)

                        1 year    5 years    10 years
                        +5.82%    +7.07%     +7.59%

On the chart above you can see how the portfolio's total return compared to a widely cited performance measure, the Merrill Lynch
1-3 year Government Index.

Merrill Lynch 1-3 year Government Index is an unmanaged list of all treasury and agency securities. The index is used here as a general measure of performance. However, the securities used to create the index may not be representative of the debt securities held in the Government Securities Portfolio.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

(This annual report is not part of the prospectus.)

PAGE 16
To our policyowners

International Equity Portfolio

(Photo of) Richard Lazarchic, Portfolio manager

From the portfolio manager

The past fiscal year was a volatile period for world stock markets. International Equity Portfolio's up-and-down performance reflected that fact, ultimately producing a total return of (0.53)% for the 12 months from May 1996 through April 1997. (This figure does not reflect expenses that apply to the variable subaccounts or to the policy.)

The period began on a positive note, as the portfolio gained substantial ground last May. The momentum soon dissipated, however, as investors began to fear that a rise in U.S. interest rates would spread to foreign economies, particularly the smaller ones in Asia. The result was widespread stock-selling in foreign markets last summer and a considerable loss for the portfolio. The ensuing months brought more up-and-down performance, concluding with a spring sell-off that largely took its cue from a downturn in the U.S. market, which fell victim to a run-up in long-term interest rates.

The most consistently positive performers for the portfolio during the 12 months were the so-called "emerging" markets of Latin America, which include Mexico, Brazil and Argentina. Although the portfolio's holdings in these markets were relatively small, their gains clearly enhanced performance. Among the larger, more-established markets, results were mixed: Germany was moderately positive; Canada and the United Kingdom were essentially flat; and Asia, including Hong Kong and Japan, were negative. In the case of the latter country, a sharp decline in the value of the yen versus the dollar penalized returns to U.S.-based investors.

While it also experienced considerable volatility, the U.S. market finished substantially higher over the fiscal year. I shifted the portfolio's U.S. exposure to a large degree -- from about 5% of assets in mid-1996 to 25% by late summer, then down to less than 20% by period-end. Last year's increase proved to be timely, as the U.S. market staged a powerful rally in the fall. For the period as a whole, the U.S. was the portfolio's largest investment exposure.

Looking to the new fiscal year, I think foreign markets as a whole can look forward to a better currency environment, as I think it's unlikely that the dollar will continue its recent, rapid appreciation. Also, Europe and Japan appear to be closer to regaining positive economic momentum. In the meantime, the portfolio remains broadly diversified by country, including the U.S.

Richard Lazarchic

(This annual report is not part of the prospectus.)

PAGE 17

The Portfolio's ten largest holdings

      International Equity Portfolio

                                              Percent                     Value
                           (of Portfolio's net assets)    (as of April 30, 1997)
       Telecommunicacoes Brasileiras -
         Telebras (Brazil)                       2.05%                $2,580,975

       Porsche (Germany)                         1.96                  2,469,314

       Raision Tehtaat (Finland)                 1.65                  2,072,135

       Biocompatibles Intl (United Kingdom)      1.64                  2,067,465

       Stillwater Mining (United States)         1.60                  2,012,500

       Elf Aquitaine (France)                    1.54                  1,939,518

       Logitech Intl (Switzerland)               1.49                  1,878,659

       Medical Investment (Sweden)               1.42                  1,787,831

       Freepages Group (United Kingdom)          1.39                  1,750,453

       Ucar Intl (United States)                 1.34                  1,680,000

The ten holdings listed here make up 16.08% of the Portfolio's net assets


(This annual report is not part of the prospectus.)

PAGE 18
The portfolio's long-term performance

International Equity Portfolio

How your $10,000 has grown in International Equity Portfolio


$20,000

                                               International Equity
                                                  Portfolio $16,663


                                Goldman Sachs
$10,000                    EGMI ex. U.S. with
                        Japanese Modification       Goldman Sachs
                                                    EGMI ex. U.S.


Oct-94      Apr-95       Oct-95      Apr-96      Oct-96      Apr-97

Average annual total return
(as of April 30, 1997)

                         1 year       Since inception*
                         -0.53%                +22.59%

*Inception date was Oct. 28, 1994.

On the chart above you can see how the portfolio's total return compared to a widely cited performance measure, the Goldman Sachs
Extended Global Market Index and also to the Goldman Sachs Extended Global Market Index ex. U.S. which Japanese Modification.

The Goldman Sachs Extended Global Market Index ex. U.S. consists of market capitalization-weighted combinations of the Financial Times/Standard & Poor's (FT/S&P) Actuaries World Indices and the International Finance Corporation Investable (IFCI) Indices. The FT/S&P Actuaries Indices include 26 primarily developed countries and cover approximately 80% of the equity capitalization within those countries. The IFCI Market Indices consist of an additional 46 primarily emerging market countries and covers between 60% and 70% of the total capitalization in the markets included. The index is used here as a general measure of performance. However, the securities used to create the index may not be representative of the securities held in the International Equity Portfolio.

The Goldman Sachs Extended Global Market Index ex. U.S. with Japanese Modification is calculated by Goldman, Sachs & Co. and is based on the GS-EGMI World Index excluding U.S. region with Japan included at 50% of its percentage weight. The weight of Japan is reset each week and the weights of the remaining countries are proportionally increased to make up for Japan's reduced weight. The index is used here as a general measure of performance. However, the securities used to create the index may not be representative of the securities held in the International Equity Portfolio.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

(This annual report is not part of the prospectus.)

The financial statements contained in Post-Effective Amendment #20 to Registration Statement No. 2-97636 filed on or about June 27,
1997, are incorporated herein by reference.

IDS Life Series Fund
IDS Tower 10
Minndapolis, MN 55440-0010

AMERICAN
EXPRESS
Financial
Advisors

PAGE 21
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a blue strip
                                         at the top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report.                       parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.